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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                           ________________________


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     April 2, 2001
                                                  ------------------------------


                            RMH Teleservices, Inc.
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            (Exact Name of Registrant as specified in its charter)


         Pennsylvania                  0-21333                   23-2250564
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(State or other jurisdiction           (Commission         (IRS Employer
    of incorporation)                  File Number)        Identification No.)


      40 Morris Avenue, Bryn Mawr, PA                            19010
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code        (610) 520-5300
                                                    ----------------------------

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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.        Other Events.

          On April 2, 2001, RMH Teleservices, Inc. (the "Company") announced that it raised ten million ($10,000,000) in a private placement financing. See the press release attached hereto as Exhibit 99.1 regarding the private placement.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

               (a)   Financial Statements of Business Acquired.

                           Not applicable.

               (b)   Pro Forma Financial Information.

                           Not applicable.

               (c)   Exhibits.

                           Exhibit 3.1     Amended and Restated Bylaws of the
                                           Company.

                           Exhibit 10.1 Stock Purchase Agreement dated March 30, 2001 between RMH Teleservices, Inc. and Jeffrey J. Jensen, individually, and as attorney in fact for: Ronald L. Jensen, Gladys M. Jensen, Jami J. Jensen, Julie J. Jensen, Janet J. Jensen, and James J. Jensen.

                           Exhibit 99.1    Press Release dated April 2, 2001.
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                                  Signatures
                                  ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RMH TELESERVICES, INC.


Dated: April 11, 2001                        By:    /s/ Scot Brunke
                                                 ----------------------------
                                                    Scot Brunke
                                                    Executive Vice President and
                                                    Chief Financial Officer
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                                 Exhibit Index
                                 -------------


No.                         Description
---                         -----------

3.1                         Amended and Restated Bylaws of the Company.

10.1 Stock Purchase Agreement dated March 30, 2001 between RMH Teleservices, Inc. and Jeffrey J. Jensen, individually, and as attorney in fact for:
                            Ronald L. Jensen, Gladys M. Jensen, Jami J. Jensen, Julie J. Jensen, Janet J. Jensen, and James J. Jensen.

99.1                        Press Release dated April 2, 2001